EXHIBIT 99.3
                                AMREP CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On January 16, 2007, AMREP Corporation (the "Company" or "AMREP"), through a newly created subsidiary of its Kable Media Services, Inc. subsidiary, acquired Palm Coast Data Holdco, Inc. ("PCD Inc."). PCD Inc. was organized in 2005 for the purpose of acquiring controlling interest in Palm Coast Data Holdings L.L.C. ("Holdings"), the prior owner of Palm Coast Data LLC ("PCD LLC"), and on August 9, 2005 the acquisition was completed. The acquisition occurred by the merger of this newly created subsidiary of Kable Media Services, Inc. with and into PCD Inc., which thereupon became a wholly-owned subsidiary of Kable Media Services, Inc. The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of the Company and reflect the effects of the January 16, 2007 acquisition on a pro forma basis. The acquisition is being accounted for under the purchase method.

The unaudited pro forma consolidated balance sheet as of October 31, 2006 was prepared as if the Company acquired PCD Inc. on that date. The unaudited pro forma consolidated statements of income for the fiscal year ended April 30, 2006 and the six months ended October 31, 2006 give effect to the acquisition as if it occurred as of the beginning of each period.

The unaudited pro forma balance sheet as of October 31, 2006 combines the Company's unaudited consolidated balance sheet as of that date with the unaudited consolidated balance sheet of PCD Inc. as of December 31, 2006. The unaudited pro forma consolidated statement of income for the fiscal year ended April 30, 2006 combines the Company's audited consolidated results for that year with the unaudited consolidated results of Holdings for the period July 1, 2005 through August 9, 2005 and the audited consolidated results of PCD Inc. for the period August 10, 2005 through June 30, 2006. The unaudited consolidated results of Holdings and audited consolidated results of PCD Inc. are not comparable in all material respects due to purchase price adjustments that were recorded as a result of PCD Inc. acquiring controlling interest in Holdings on August 9, 2005. The unaudited pro forma consolidated statement of income for the six months ended October 31, 2006 combines the Company's unaudited consolidated results for that period with the unaudited consolidated results of PCD Inc. for the six months ended December 31, 2006.

For purposes of the pro forma consolidated financial statements, the purchase price of PCD Inc. has been allocated to the acquired net assets based on information currently available with regard to the values of such net assets. Pro forma adjustments have been made only for those assets acquired and liabilities assumed that, based solely on preliminary estimates, which in the opinion of management are the best estimates presently available, may have fair values significantly different from historical amounts. The Company has retained the services of a third party valuation firm to assist in the valuation of the assets acquired, and upon completion of the valuation, final adjustments to recorded amounts may differ significantly from the pro forma adjustments presented herein.

The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the financial position or the results of operations that might have pertained had the acquisition of PCD Inc. taken place at the beginning of the period, or to project the Company's results of operations at any future date or for any future period. The pro forma consolidated statements should be read in conjunction with the accompanying notes thereto, and in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in its annual report on Form 10-K for the fiscal year ended April 30, 2006 and subsequent quarterly reports on Form 10-Q and the financial statements and notes thereto of PCD Inc. and Holdings included in this current report on Form 8-K/A.


                                AMREP CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        (In thousands, except share data)

                                                                     AMREP       Palm Coast
                                                                Corporation and     Data
                                                                  Subsidiaries   Holdco, Inc.        Pro Forma             Pro
                                                                  10/31/2006     12/31/2006        Adjustments            Forma
                                                                 ----------------------------------------------------------------
ASSETS
Cash and cash equivalents ..................................     $ 110,167        $   1,273        $ (96,282)(A)       $  54,170
                                                                                                      39,180 (B)
                                                                                                        (168)(B)
Restricted cash ............................................         4,232               --               --               4,232
Receivables, net:
  Real estate operations ...................................        16,574               --               --              16,574
  Media services operations ................................        42,510           10,102               --              52,612
Real estate inventory ......................................        40,583               --               --              40,583
Investment assets, net .....................................        11,992               --               --              11,992
Property, plant and equipment, at cost,
  net of accumulated depreciation and
  amortization of $25,689 as of October 31, 2006
  and $2,903 as of December 31, 2006 .......................         9,790           15,594            7,292 (A)          32,676
Intangible assets and other, net ...........................        16,921           21,143            1,636 (A),(E)      35,100
                                                                                                         168 (B)
                                                                                                     (18,420)(A)
                                                                                                      14,500 (A)
                                                                                                        (848)(A)

Goodwill ...................................................         5,191           25,969          (25,969)(A)          55,041
                                                                                                      49,850 (A)
                                                                 ---------------------------------------------------------------
                                                                 $ 257,960        $  74,081        $ (29,061)          $ 302,980
                                                                 ===============================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued expenses ......................     $  79,481        $  11,651        $  (1,311)(A), (B)  $  87,388
                                                                                                      (2,433)(A), (C)
Deferred revenue ...........................................         6,547               --               --               6,547
Notes payable:
  Amounts due within one year ..............................         1,644            2,831           (2,831)(A), (B)      1,644
  Amounts subsequently due .................................         2,827           43,200          (43,200)(A), (B)     42,007
                                                                                                      39,180 (B)
                                                                 ---------------------------------------------------------------
                                                                     4,471           46,031           (6,851)             43,651

Taxes payable ..............................................         5,108               --               --               5,108
Deferred income taxes ......................................        13,490               --           (2,067)(A), (M)     11,423
Accrued pension costs ......................................         3,334               --               --               3,334
                                                                 ---------------------------------------------------------------
                                                                   112,431           57,682          (12,662)            157,451

Stockholders' equity:
Common stock, $.10 par value; shares
  authorized - 20,000,000; 7,418,704
  shares issued - as of October 31, 2006 ...................           741               --               --                 741
Common Stock, Class A, $.01 par value; shares
  authorized - 3,031; 1,311 shares issued -
  as of December 31, 2006 ..................................            --               --               --                  --
Common Stock, Class B, $.01 par value; shares
  authorized - 23,664; 21,743 shares issued -
  as of December 31, 2006 ..................................            --               --               --                  --
Capital contributed in excess of par value .................        46,061           23,054          (23,054)(D)          46,061
Retained earnings (deficit) ................................       108,093           (6,655)           6,655 (D)         108,093
Accumulated other comprehensive loss, net ..................        (4,072)              --               --              (4,072)
Treasury stock, at cost; 766,092
  shares as of October 31, 2006 ............................        (5,294)              --               --              (5,294)
                                                                 ---------------------------------------------------------------
                                                                   145,529           16,399          (16,399)            145,529
                                                                 ---------------------------------------------------------------
                                                                 $ 257,960        $  74,081        $ (29,061)          $ 302,980
                                                                 ===============================================================


See Notes to Unaudited Pro Forma Consolidated Financial Statements.

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

                                AMREP CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        Six Months Ended October 31, 2006
                      (In thousands, except per share data)

                                                                         Palm Coast
                                                           AMREP            Data
                                                       Corporation and   Holdco, Inc.
                                                        Subsidiaries      7/1/2006-       Pro Forma           Pro
                                                         10/31/2006      12/31/2006      Adjustments         Forma
                                                       -------------------------------------------------------------
Revenues:
  Real estate operations-
    Land sales ......................................   $    64,197     $        --      $      --         $  64,197
  Media services operations .........................        43,740          27,478             --            71,218
  Interest and other ................................         6,387              --           (749)(L)         5,638
                                                        ------------------------------------------------------------
                                                            114,324          27,478           (749)          141,053
                                                        ------------------------------------------------------------

Costs and Expenses:
  Real estate cost of sales - land sales ............        19,484              --             --            19,484
  Operating expenses:
    Media services operations .......................        36,825          20,783           (956)(I)        57,937
                                                                                             1,285 (I)
    Real estate commissions and selling .............           914              --             --               914
    Other operations ................................           552              --             --               552
General and administrative:
  Media services operations .........................         3,317           4,852            (69)(I)         6,769
                                                                                                85 (I)
                                                                                              (413)(J)
                                                                                            (1,003)(K)
  Real estate operations and corporate ..............         2,477              --             --             2,477
Amortization expense ................................            --             864           (864)(G)           604
                                                                                               604 (G)
Interest, net .......................................           174           3,262         (3,262)(H)         1,582
                                                                                             1,408 (H)
                                                        ------------------------------------------------------------
                                                             63,743          29,761         (3,185)           90,319
                                                        ------------------------------------------------------------

Income before income taxes ..........................        50,581          (2,283)         2,436            50,734

Provision for income taxes ..........................        18,715              --             57 (N)        18,772
                                                        ------------------------------------------------------------
Net income ..........................................   $    31,866       $  (2,283)     $   2,379         $  31,962
                                                        ============================================================

Earnings per share from continuing
  operations ........................................   $      4.79                                        $    4.81

                                                        -----------                                        ---------
Earnings per share, basic and diluted ...............   $      4.79                                        $    4.81
                                                        ===========                                        =========

Weighted average number of common
  shares outstanding ................................         6,646                                            6,646
                                                        ===========                                        =========

See Notes to Unaudited Pro Forma Consolidated Financial Statements.


                                AMREP CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                            Year Ended April 30, 2006
                      (In thousands, except per share data)



                                                                          Palm Coast      Palm Coast
                                                             AMREP           Data            Data
                                                        Corporation and  Holdings, L.L.C  Holdco, Inc.
                                                          Subsidiaries     7/1/2005-      8/10/2005-       Pro Forma        Pro
                                                           04/30/2006      08/09/2005     06/30/2006      Adjustments      Forma
                                                        ---------------------------------------------------------------------------
Revenues:
  Real estate operations-
    Land sales ......................................   $    57,810       $      --      $      --         $      --      $  57,810
  Media services operations .........................        88,463           5,591         45,513                --        139,567
  Interest and other ................................         2,023              --             --              (737)(L)      1,286
                                                        ---------------------------------------------------------------------------
                                                            148,296           5,591         45,513              (737)       198,663
                                                        ---------------------------------------------------------------------------

Costs and Expenses:
  Real estate cost of sales - land sales ............        26,732              --             --                --          26,732
  Operating expenses:
    Media services operations .......................        73,956           4,116         34,886            (2,008)(I)     113,520
                                                                                                               2,570 (I)
    Real estate commissions and selling .............         1,427              --             --                --           1,427
    Other operations ................................         1,114              --             --                --           1,114
General and administrative:
    Media services operations .......................         7,686           1,901          7,501              (132)(I)      13,901
                                                                                                                 170 (I)
                                                                                                                (769)(J)
                                                                                                              (2,456)(K)
    Real estate operations and corporate ............         4,310              --             --                --           4,310
Organizational costs ................................            --              --            349                --             349
Amortization expense ................................            --              --          1,543            (1,543)(G)       1,208
                                                                                                               1,208 (G)
Interest, net .......................................           344              30          5,606            (5,636)(H)       3,160
                                                                                                               2,816 (H)
                                                        ---------------------------------------------------------------------------
                                                            115,569           6,047         49,885            (5,780)        165,721
                                                        ---------------------------------------------------------------------------
Income from continuing operations
  before income taxes ...............................        32,727            (456)        (4,372)            5,043          32,942
Provision for income taxes from
  continuing operations .............................        10,233              --             --                80 (N)      10,313
                                                        ---------------------------------------------------------------------------

Income from continuing operations ...................        22,494            (456)        (4,372)            4,963          22,629

Income from operations of discontinued
  business (net of income taxes) ....................         3,556              --             --                --           3,556
                                                        ---------------------------------------------------------------------------

Net income ..........................................   $    26,050       $    (456)     $  (4,372)        $   4,963       $  26,185
                                                        ===========================================================================

Earnings per share from continuing
  operations                                            $      3.39                                                        $    3.41
Earnings per share from discontinued
  operations                                                   0.54                                                             0.54
                                                        -----------                                                        ---------
Earnings per share, basic and diluted                   $      3.93                                                        $    3.95
                                                        ===========                                                        =========

Weighted average number of common
  shares outstanding                                          6,633                                                            6,633
                                                        ===========                                                        =========

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

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
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

The unaudited pro forma consolidated statement of income for the fiscal year ended April 30, 2006 includes the unaudited consolidated results of Holdings for the period July 1, 2005 through August 9, 2005 and the audited consolidated results of PCD Inc. for the period August 10, 2005 through June 30, 2006.

(A) The preliminary allocation of the purchase price of PCD Inc. to net tangible and identifiable intangible assets is based on their estimated fair values as of January 16, 2007, determined using valuations and other studies that are not yet complete. The excess of the purchase price, plus estimated fees and expenses related to the acquisition, over the net tangible and identifiable intangible assets is allocated to goodwill.


        Base purchase price per contract .......................   $ 92,000
        Working capital and other adjustments ..................      3,732
        Related acquisition costs ..............................        550
                                                                   --------
                Total purchase price ...........................     96,282
                Pay-off of debt and related interest ...........     47,342
                Pay-off of deferred compensation ...............      2,433
                                                                   --------
                                                                     46,507
             Book value per historical
                financial statements ...........................     16,399
                                                                   --------
             Excess purchase price over net
                book value acquired ............................   $ 30,108
                                                                   ========

        The excess purchase price has been allocated as follows:
             Property, plant and equipment .....................   $  7,292
             Deferred taxes ....................................      2,067
             Deferred order entry costs ........................      1,636
             Customer contracts ................................     (3,920)
             Deferred financing costs ..........................       (848)
             Goodwill ..........................................     23,881
                                                                   --------
                                                                   $ 30,108
                                                                   ========




(B) Reflects pay-off of $46,031 PCD Inc. debt and $1,311 of related interest and the addition of $39,180 borrowings under AMREP's credit facilities and $168 of deferred financing costs associated with acquisition.

(C) Reflects termination of PCD Inc. deferred compensation plan and pay-off of liability.

(D) To eliminate PCD Inc. capital contributed in excess of par and retained earnings (deficit).

(E) Increase in assets associated with acquisition including $1,636 for capitalized deferred order entry costs.

(F)  Not used.

(G) Eliminate PCD Inc. amortization of intangible assets and adjust expense for new intangible asset values to be amortized over twelve years.

(H) Eliminate PCD Inc. and Holdings interest expense and add interest expense for borrowings under AMREP's credit arrangement of $39,180 with an average approximate interest rate of 7.2%. No interest expense adjustment was made for prior years related to any additional debt that would have been incurred to complete the transaction.

(I) Eliminate PCD Inc. and Holdings historical depreciation expense and adjust for new depreciation.

(J)  Eliminate  fees  from  prior  consulting   services  agreements  that  were
     terminated concurrent with the acquisition.

(K) Eliminate expense associated with certain PCD Inc. and Holdings management equity compensation plans under prior ownership that have terminated.

(L)  To adjust interest income for cash used to acquire PCD Inc.

(M) Record deferred tax asset at an effective tax rate of 37% for a net operating loss acquired and for the net difference between the book and tax basis of tangible and intangible assets acquired.

(N) Adjust income taxes for net effect of the pro forma adjustments together with the combined results of operations of PCD Inc. and Holdings for the year ended June 30, 2006 and the results of operations of PCD Inc. for the six months ended December 31, 2006. An estimated effective tax rate of 37% was used.

                                       6